                MARCH 31, 1998   AS REVISED   OCTOBER 1, 1998      PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL EQUITY FUNDS


International Equity Fund

European Equity Fund

International Opportunities Fund

Emerging Markets Equity Fund

                                        ---------------------------------------
                                        Seeking high total return primarily from stocks outside the United States


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

Shares in these funds are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.         JPMORGAN

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------
3
--

Principles and techniques common
to the funds in this prospectus

INTERNATIONAL EQUITY MANAGEMENT APPROACH

International equity investment process. . . . . . . . . . . . . . . . . .  3

4
--

Each fund's goal, investment approach, risks, expenses, performance, and financial highlights

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

J.P. Morgan International Equity Fund. . . . . . . . . . . . . . . . . . .  4
J.P. Morgan European Equity Fund . . . . . . . . . . . . . . . . . . . . .  6
J.P. Morgan International Opportunities Fund . . . . . . . . . . . . . . .  8
J.P. Morgan Emerging Markets Equity Fund . . . . . . . . . . . . . . . . . 10

12
--

Investing in the J.P. Morgan
International Equity Funds

YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . . 12
Investing through an employer-sponsored retirement plan. . . . . . . . . . 12
Investing through an IRA or rollover IRA . . . . . . . . . . . . . . . . . 12
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Account and transaction policies . . . . . . . . . . . . . . . . . . . . . 13
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . . 14
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

15
--

More about risk and the funds'
business operations

FUND DETAILS

Master/Feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . . 15
Management and administration. . . . . . . . . . . . . . . . . . . . . . . 15
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . . 16

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . back cover

INTRODUCTION
--------------------------------------------------------------------------------

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

These funds invest primarily in stocks and other equity securities of companies outside the U.S. through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical U.S. stock fund.

WHO MAY WANT TO INVEST

The funds are designed for investors who:

-    are pursuing a long-term goal

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want funds that seek to consistently outperform the markets in which they invest

The funds are NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $275 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.

----------------------------
BEFORE YOU INVEST

Investors considering these funds should understand that:

- The value of each fund's shares will fluctuate over time. You could lose money if you sell when a fund's share price is lower than when you invested.

- There is no assurance that these funds will meet their investment goals.

-    Future returns will not necessarily resemble past performance.

- Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

-    These funds do not represent complete investment programs.

INTERNATIONAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


The J.P. Morgan international equity funds invest primarily in stocks of companies outside the U.S.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on allocating assets by country (where relevant), selecting stocks and managing currency exposure. The funds largely avoid using sector or market-timing strategies. Under normal market conditions, each fund will remain fully invested.

INTERNATIONAL EQUITY INVESTMENT PROCESS

Through its extensive global equity research and analytical systems, J.P. Morgan seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the funds described in this prospectus, J.P. Morgan employs a three-
step  process  that  combines  country  allocation,   fundamental  research  for
identifying portfolio securities, and currency management decisions:

[GRAPHIC]
J.P. Morgan uses top-down analysis (where relevant) in determining which countries to emphasize
-----------------------------------

COUNTRY ALLOCATION J.P. Morgan takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for each fund. Country allocation may vary either significantly or moderately from the benchmark, depending on the fund.

[GRAPHIC]
Stocks in each industry are ranked with the help of models, then selected for investment
-----------------------------------

STOCK SELECTION Various models are used to quantify J.P. Morgan's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. Each fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

[GRAPHIC]
In some funds, J.P. Morgan may adjust currency exposure to seek to manage risks and enhance returns
-----------------------------------

CURRENCY MANAGEMENT The funds have access to J.P. Morgan's currency specialists in determining the extent and nature of each fund's exposure to various foreign currencies. (The Emerging Markets Equity fund typically maintains full currency exposure to those markets in which it invests.)


                                   INTERNATIONAL EQUITY MANAGEMENT APPROACH   3

J.P. MORGAN INTERNATIONAL
EQUITY FUND                             TICKER SYMBOL: PPIEX
--------------------------------------------------------------------------------
                                        REGISTRANT: J.P. MORGAN FUNDS
                                        (J.P. MORGAN INTERNATIONAL EQUITY FUND)

[GRAPHIC]
GOAL

The fund's goal is to provide high total return from a portfolio of foreign company equity securities. This goal can be changed without shareholder approval.

[GRAPHIC]
INVESTMENT APPROACH

The fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE
Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund makes its currency management decisions as described on pages 3 and 16.

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive potential rewards and opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce or increase market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations which could protect the fund from losses but could also reduce opportunities for gains. The fund may also hedge from one foreign currency to another which could result in gains or losses.

By emphasizing undervalued stocks, the fund has the potential to outperform the EAFE Index. At the same time, the fund seeks to limit its volatility to that of the index.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on page 16.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan,  which currently manages over $275
billion,   including   approximately  $8  billion  using  international   equity
strategies.

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April of 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining
J.P. Morgan in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

ANNUAL FUND OPERATING EXPENSES(1) (%)

Management fees (actual)                      0.60

Marketing (12b-1) fees                        none

Other expenses                                0.52
--------------------------------------------------
TOTAL OPERATING EXPENSES                      1.12
--------------------------------------------------

EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.
--------------------------------------------------------------------------------
                                        1 yr.    3 yrs.    5 yrs.   10 yrs.
YOUR COST($)                             11       36        62       136
--------------------------------------------------------------------------------

4    J.P. MORGAN INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN (%) Shows  performance  over time, for periods ended
December 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                                                1 yr.      5 yrs.(2)  Since Inception(2)
J.P. MORGAN INTERNATIONAL EQUITY FUND (after expenses)                          1.17        9.17            4.42
--------------------------------------------------------------------------------------------------------------------------
EAFE INDEX(3) (no expenses)                                                     1.78       11.39            5.09
--------------------------------------------------------------------------------------------------------------------------


YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year
--------------------------------------------------------------------------------------------------------------------------
                                                        1991      1992      1993      1994      1995      1996      1997
J.P. MORGAN INTERNATIONAL EQUITY FUND                  10.58    (10.77)    24.37      5.65      7.59      8.41      1.17

EAFE Index(3)                                          12.13    (12.17)    32.56      7.78     11.21      6.05      1.78
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
PER-SHARE DATA           For fiscal periods ended October 31
--------------------------------------------------------------------------------------------------------------------------

                                            1990(4)   1991(4)  1992(4)      1993      1994      1995      1996      1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)     10.00     9.33     9.69         8.58      11.15     11.50     10.68     11.38
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ($)                0.05     0.11     0.04         0.01       0.05      0.09      0.12      0.15
     Net realized and unrealized gain (loss)
     on investment and foreign currency ($)  (0.72)    0.42    (1.11)        2.64       0.57     (0.42)     1.16      0.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)         (0.67)    0.53    (1.07)        2.65       0.62     (0.33)     1.28      0.38
--------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
     Net investment income ($)                  --    (0.05)   (0.04)       (0.08)     (0.04)       --     (0.24)    (0.25)
     Net realized gain ($)                      --    (0.12)      --           --      (0.23)    (0.49)    (0.34)    (0.54)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                         --    (0.17)   (0.04)       (0.08)     (0.27)    (0.49)    (0.58)    (0.79)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)            9.33     9.69     8.58        11.15      11.50     10.68     11.38     10.97
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                             (6.70)    5.89   (11.08)       31.18       5.73     (2.71)    12.31      3.46
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)     19,358   27,426   41,484      182,822    210,435   185,541   200,720   146,659
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     EXPENSES (%)                             1.36(5)  1.38     1.38         1.38       1.38      1.28      1.14      1.12
     ---------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (%)                1.49(5)  1.34     1.03         0.79       0.46      0.80      1.00      1.11
     ---------------------------------------------------------------------------------------------------------------------
     DECREASE REFLECTED IN EXPENSE RATIO DUE
     TO EXPENSE REIMBURSEMENT (%)             1.52     0.66     0.45         0.13       0.07      0.00(6)     --        --

--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                        0.00    18.84    30.12        34.15(7)      --        --        --        --
--------------------------------------------------------------------------------------------------------------------------

     The Financial Highlights above have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

(2) The fund commenced operations on 6/1/90 and performance is calculated as of 6/30/90. This data is based on historical earnings and is not intended to indicate future performance.

(3) The EAFE Index is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

(4) Financial highlights were audited by Ernst & Young LLP for the fiscal periods ended October 31, 1990, 1991 and 1992 and by PricewaterhouseCoopers LLP thereafter.

(5) Annualized.

(6) Less than 0.01%.

(7) Portfolio turnover reflects the period 11/1/92 through 10/3/93 and has not been annualized. On 10/3/93, the fund's predecessor contributed all of its investable assets to the master portfolio.


                                     J.P. MORGAN INTERNATIONAL EQUITY FUND    5

J.P. MORGAN EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
                                             REGISTRANT: J.P. MORGAN FUNDS
                                             (J.P. MORGAN EUROPEAN EQUITY FUND)


[GRAPHIC]

GOAL

The fund's goal is to provide high total return from a portfolio of European company equity securities. This goal can be changed without shareholder approval.

[GRAPHIC]

INVESTMENT APPROACH

The fund invests primarily in equity securities from the 14 countries included in the Morgan Stanley Capital International (MSCI) Europe Index, which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund generally keeps its industry weightings similar to those of the MSCI Europe Index, although it does not seek to mirror the index in its choice of individual securities. The fund makes its country allocation and currency management decisions as described on pages 3 and 16.

[GRAPHIC]

POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in European stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive potential rewards and opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce or increase market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations which could protect the fund from losses but could also reduce opportunities for gains. The fund may also hedge from one foreign currency to another which could result in gains or losses.

By emphasizing undervalued stocks, the fund has the potential to outperform the MSCI Europe Index. At the same time, the fund seeks to limit its volatility to that of the index.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on page 16.


PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $5 billion using the same strategy as this fund.

The portfolio management team is led by Paul A. Quinsee, managing director, who has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since February of 1998. Mr. Emmett has been at J.P. Morgan since August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (%)
--------------------------------------------------------------------------------
Management fees (actual)                     0.65

Marketing (12b-1) fees                       none

Other expenses(2)
(after reimbursement)                        0.77
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                        1.42
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.


--------------------------------------------------------------------------------
                    1 yr.     3 yrs.    5 yrs.    10 yrs.
YOUR COST($)         14        45        78        170
--------------------------------------------------------------------------------


6 J.P. Morgan European Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN (%) Shows performance over time, for periods ended December 31, 1997
--------------------------------------------------------------------------------
                                                  1 yr.     Since Inception(3)
J.P. MORGAN EUROPEAN EQUITY FUND (after expenses) 22.10          21.70
--------------------------------------------------------------------------------
MSCI EUROPE INDEX(4) (no expenses)                23.80          22.98
--------------------------------------------------------------------------------


TOTAL RETURN (%)    Shows changes in returns by calendar year
--------------------------------------------------------------------------------

                                                  1997
J.P. MORGAN EUROPEAN EQUITY FUND                  22.10
MSCI Europe Index(4)                              23.80


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


PER-SHARE DATA      For fiscal periods ended December 31
--------------------------------------------------------------------------------
                                                            1996      1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)                   10.00     11.61
--------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ($)                              0.01      0.10
     Net realized and unrealized gain
     on investment and foreign currency ($)                 1.60      2.45
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                        1.61      2.55
--------------------------------------------------------------------------------
Less distributions to shareholders from:
     Net investment income ($)                                --      (0.07)
     Net realized gains ($)                                 0.00(5)   (0.74)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                     0.00(5)   (0.81)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                         11.61      13.35
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
TOTAL RETURN (%)                                           16.10(6)   22.10
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                     2,072     4,832
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     EXPENSES (%)                                           1.42(7)    1.42
--------------------------------------------------------------------------------
     NET INVESTMENT INCOME (%)                              0.29(7)    0.91
--------------------------------------------------------------------------------
     DECREASE REFLECTED IN EXPENSE RATIO DUE
     TO EXPENSE REIMBURSEMENT (%)                           1.08(8)    2.36
--------------------------------------------------------------------------------


The Financial Highlights above have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 1.42%.

(2) Without reimbursement, other expenses and total operating expenses would have been 3.13% and 3.78%, respectively. There is no guarantee that reimbursement will continue beyond 4/30/99.

(3) The fund commenced operations on 5/13/96. Except in Financial Highlights returns reflect performance of the J.P. Morgan Institutional European Equity Fund (a separate feeder fund investing in the same master portfolio) from 2/29/96 through 5/12/96. These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same periods. This data is based on historical earnings and is not intended to indicate future performance.

(4) The MSCI Europe Index is an unmanaged index comprised of more than 600 companies in 14 European countries.

(5) Less than 0.01.

(6) Not annualized.

(7) Annualized.

(8) After consideration of then applicable state limitations.


                                              J.P. MORGAN EUROPEAN EQUITY FUND 7

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND      TICKER SYMBOL: PPIOX
--------------------------------------------------------------------------------
                          REGISTRANT: J.P. MORGAN FUNDS
                           (J.P. MORGAN INTERNATIONAL
                               OPPORTUNITIES FUND)

[GRAPHIC]

GOAL

The fund's goal is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

[GRAPHIC]

INVESTMENT APPROACH

The fund's assets are invested primarily in companies from developed markets other than the U.S. The fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. While the fund generally follows the process described on page 3, and its country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), which is the fund's benchmark. The fund makes its currency management decisions as described on pages 3 and 16.

[GRAPHIC]

POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive potential rewards and opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce or increase market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations which could protect the fund from losses but could also reduce opportunities for gains. The fund may also hedge from one foreign currency to another which could result in gains or losses. However, the fund does not typically use this strategy for its emerging markets currency exposure.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on page 16.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan,  which currently manages over $275
billion,   including   approximately  $8  billion  using  international   equity
strategies.

The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, vice president, who has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)(%)
--------------------------------------------------------------------------------
Management fees (actual)                     0.60

Marketing (12b-1) fees                       none

Other expenses(2)
(after reimbursement)                        0.60
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                        1.20
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.


--------------------------------------------------------------------------------
                              1 yr.     3 yrs.    5 yrs.    10 yrs.
YOUR COST($)                   12        38        66        145
--------------------------------------------------------------------------------


8 J.P. Morgan International Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN (%) Shows performance over time, for period ended December 31, 1997
--------------------------------------------------------------------------------
                                                            Since inception(3)
J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND (after expenses)         1.91
--------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD EX-U.S. INDEX(4) (no expenses)                 1.62
--------------------------------------------------------------------------------



TOTAL RETURN (%) Shows changes in returns for period ended December 31, 1997 Since inception(3)
--------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND      1.91

MSCI All Country World ex-U.S. Index(4)           1.62
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


PER-SHARE DATA      For fiscal period ended November 30
--------------------------------------------------------------------------------
                                                                      1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)                              10.00
--------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ($)                                         0.06
     Net realized and unrealized loss
     on investment and foreign currency ($)                           (0.14)
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                  (0.08)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                     9.92
--------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
TOTAL RETURN (%)                                                      (0.80)(5)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                               62,939
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     EXPENSES (%)                                                      1.20(6)
--------------------------------------------------------------------------------
     NET INVESTMENT INCOME (%)                                         1.08(6)
--------------------------------------------------------------------------------
     DECREASE REFLECTED IN EXPENSE RATIO DUE
     TO EXPENSE REIMBURSEMENT (%)                                      0.31(6)
--------------------------------------------------------------------------------


The Financial Highlights above have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal period, expressed as a percentage of the fund's average net assets after reimbursement for ordinary expenses over 1.20%.

(2) Without reimbursement other expenses and total operating expenses would have been 0.91% and 1.51% respectively. There is no guarantee that reimbursement will continue beyond 3/30/99.

(3) The fund commenced operations on 2/26/97 and performance is calculated as of 2/28/97. This data is based on historical earnings and is not intended to indicate future performance.

(4) The MSCI All Country World ex-U.S. Index an unmanaged index that measures developed and emerging foreign stock market performance was the fund's benchmark during the periods shown. (Effective 1998 the benchmark is the MSCI All Country World Index Free (ex-U.S.)).

(5) Not annualized.

(6) Annualized.


                                  J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND 9

J.P. MORGAN EMERGING MARKETS EQUITY FUND          TICKER SYMBOL: PPEEX
--------------------------------------------------------------------------------
                          Registrant: J.P. MORGAN FUNDS
                          (J.P. MORGAN EMERGING MARKETS
                                  EQUITY FUND)


[GRAPHIC]

GOAL

The fund's goal is to provide high total return from a portfolio of equity securities from emerging markets issuers. This goal can be changed without shareholder approval.

[GRAPHIC]

INVESTMENT APPROACH

The fund invests primarily in equity securities from countries whose economies or stock markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The fund makes its country allocation decisions as described on page 3 and may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's country allocation and stock picking decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive potential rewards and opportunities for diversification. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than that of many other international equity funds. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations which could protect the fund from losses but could also reduce opportunities for gains.

By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the fund's benchmark. At the same time, the fund seeks to limit its volatility to that of the benchmark. The fund's investments and their main risks, as well as fund strategies, are described in more detail on page 16.


PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $2 billion using the same strategy as this fund.


The management team is led by Douglas Dooley, managing director, who has been at J.P. Morgan since 1979, Satyen Mehta, vice president, who has been at J.P. Morgan since 1984, both of whom have been on the team since the fund's inception and by Leigh Wasson, vice president, who has been at J.P. Morgan since 1987. Ms. Wasson joined the team in March of 1997.

INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (%)
--------------------------------------------------------------------------------
Management fees (actual)           1.00

Marketing (12b-1) fees             none

Other expenses(2)
(after reimbursement)              0.74
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)              1.74
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.


--------------------------------------------------------------------------------
                         1 yr.     3 yrs.    5 yrs.    10 yrs.
YOUR COST($)              18        55        94         205
--------------------------------------------------------------------------------


10 J.P. Morgan Emerging MArkets Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN (%) Shows performance over time, for periods ended December 31, 1997

--------------------------------------------------------------------------------
                                        1 yr.     3 yrs.    Since Inception(2)
J.P. MORGAN EMERGING MARKETS EQUITY
      FUND (after expenses)             (7.63)    (3.39)         (1.05)
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX(3)
      (no expenses)                     (11.56)   (5.62)         (0.07)
--------------------------------------------------------------------------------



YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year
--------------------------------------------------------------------------------
                                                1994    1995    1996     1997
/ /  J.P. MORGAN EMERGING MARKETS EQUITY FUND  (7.58)  (10.03) (8.50)   (7.63)
/ /  MSCI Emerging Markets Free Index(3)       (0.53)  (10.40) (6.08)  (11.56)


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


PER-SHARE DATA      For fiscal periods ended October 31
--------------------------------------------------------------------------------
                                              1994      1995     1996      1997
NET ASSET VALUE, BEGINNING OF PERIOD ($)    10.00      12.43     9.65     10.18
--------------------------------------------------------------------------------
Income from investment operations:
     Net investment income (loss) ($)        0.02       0.05     0.08      0.08
     Net realized and unrealized gain (loss)
     on investment and foreign currency ($)  2.41      (2.66)    0.53     (0.42)
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)         2.43      (2.61)    0.61     (0.34)
--------------------------------------------------------------------------------
Less distributions to shareholders from:
     Net investment income ($)                --       (0.03)   (0.08)    (0.06)
     Net realized gain ($)                    --       (0.14)     --        --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                       --       (0.17)   (0.08)    (0.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)          12.43       9.65    10.18      9.78
--------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
TOTAL RETURN (%)                            24.30(4)  (21.15)    6.31     (3.34)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)     53,431     49,295   59,107    45,444
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     EXPENSES (%)                            1.84(5)    1.80     1.69      1.65
--------------------------------------------------------------------------------
     NET INVESTMENT INCOME (%)               0.25(5)    0.55     0.68      0.62
--------------------------------------------------------------------------------
     DECREASE REFLECTED IN EXPENSE RATIO DUE
     TO EXPENSE REIMBURSEMENT (%)            0.12(5)     --       --        --
--------------------------------------------------------------------------------


The Financial Highlights above have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 15. Due to the reorganization of the offshore feeder fund, the master portfolio received a substantial redemption request on January 23, 1998. Therefore, this table shows the fund's estimated expenses and its share of estimated master portfolio expenses for the current fiscal year, expressed as a percentage of the fund's estimated average net assets. Total operating expenses may vary, but in any event will not exceed 1.75% of the fund's average daily net assets. The Advisor has agreed to reimburse the fund for ordinary expenses over 1.75% until further notice.

(2) The fund commenced operations on 11/15/93. Except in Financial Highlights, returns reflect performance of the fund from 11/30/93 through 12/31/97. This data is based on historical earnings and is not intended to indicate future performance.

(3) The Emerging Markets Benchmark is composed of the International Finance Corporation (IFC) Global Index through December 31, 1994, IFC Investable Index (excluding South Africa after April 1, 1995) from January 1, 1995 through December 31, 1995 and the MSCI Emerging Markets Free Index thereafter. The indices are unmanaged portfolios which measure emerging market equity performance.

(4) Not annualized.

(5) Annualized.


                                     J.P. Morgan Emerging Markets Equity Fund 11

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

- Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.
- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.


12  YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

     BY PHONE--WIRE PAYMENT

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE--CHECK PAYMENT

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

EXCHANGES You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE(normally 4:00 p.m. eastern time).The fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the fund's fair valuation procedures.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAVcalculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.



--------------------------------------------------------------------------------

TRANSFER AGENT                               SHAREHOLDER SERVICES AGENT

STATE STREET BANK AND TRUST COMPANY          J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                522 Fifth Avenue
Boston, MA 02266-8411                        New York, NY 10036
Attention: J.P. Morgan Funds Services        1-800-521-5411

                                             Representatives are available 8:00
                                             a.m. to 5:00 p.m. eastern time on
                                             fund business days.


                                                             YOUR INVESTMENT  13

--------------------------------------------------------------------------------

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Each fund typically pays income dividends and makes capital gains distributions, if any, once a year. A fund may declare an additional income dividend in a given year, depending on its tax situation. However, a fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the fund's net investment income and realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:


-------------------------------------------------------------------------------
TRANSACTION                             TAX STATUS
-------------------------------------------------------------------------------
Income dividends                        Ordinary income
-------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
-------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
-------------------------------------------------------------------------------
Sales or exchanges of shares            Capital gains or losses
owned for more than one year
-------------------------------------------------------------------------------
Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules
-------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


14  YOUR INVESTMENT

FUND DETAILS
-------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, each fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
ADVISORY SERVICES                            Percentage of the master
                                             portfolio's average net assets
International Equity                         0.60%
European Equity                              0.65%
International Opportunities                  0.60%
Emerging Markets Equity                      1.00%
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                      Master portfolio's and fund's pro-
(fee shared with Funds                       rata portions of 0.09% of the
Distributor, Inc.)                           first $7 billion in J.P. Morgan-
                                             advised portfolios, plus 0.04%
                                             of average net assets over
                                             $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                         0.25% of the fund's average net
                                             assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.

YEAR 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the fund are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the fund will decline.

THE EURO Effective January 1, 1999 the euro, a single multinational currency, will replace the national currencies of certain countries in the Economic Monetary Union (EMU).

J.P. Morgan has identified the following potential risks to the International Equity Fund, after the conversion:The risk that the valuation of assets is not properly converted from the national currency to euro; currency risk resulting from increased volatility in exchange rates between EMU countries and non-participating countries; the inability of any of the fund, it's service providers and the issuers of the fund's portfolio securities to make information technology updates timely; and the potential unenforceability of contracts. There have been recent laws and regulations designed to ensure the continuity of contracts, however there is a risk that the valuation of contracts will be negatively impacted after the conversion. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent problems associated with the conversion from adversely impacting fund operations and shareholders.


                                                                FUND DETAILS  15

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each fund's overall risk and reward characteristics (described on pages 4-11). It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                            POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

-    Each fund's share                     -    Stocks have generally                    -    Under normal circumstances the
     price and performance will                 outperformed more stable                      funds plan to remain fully invested,
     fluctuate in response to                   investments (such as bonds                    with at least 65% in stocks; stock
     stock market movements                     and cash equivalents) over                    investments may include convertible
                                                the long term                                 securities, preferred stocks,
-    A fund could lose                                                                        depository receipts (such as ADRs and
     money because of foreign              -    Foreign investments,                          EDRs), trust or partnership
     government actions,                        which represent a major                       interests, warrants, rights, and
     political instability, or                  portion of the world's                        investment company securities
     lack of adequate and/or                    securities, offer
     accurate information                       attractive potential                     -    The funds seek to limit risk and
                                                performance and                               enhance performance through active
-    Investment risks tend                      opportunities for                             management, country allocation and
     to be higher in emerging                   diversification                               diversification (Japan Equity Fund is
     markets. These markets also                                                              classified as a non-diversified fund)
     present higher liquidity              -    Emerging markets can
     and valuation risks                        offer higher returns                     -    During severe market downturns,
                                                                                              the funds have the option of
-    Adverse market                                                                           investing up to 100% of assets in
     conditions may from time to                                                              investment-grade short-term securities
     time cause the fund to take
     temporary defensive
     positions that are
     inconsistent with its
     principal investment
     strategies and may hinder
     the fund from achieving its
     investment objective
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-    A fund could underperform             -    A fund could                             -    J.P. Morgan focuses its active
     its benchmark                              outperform its benchmark                      management on securities selection,
     due to its securities                      due to these same choices                     the area where it believes its
     choices and other                                                                        commitment to research can most
     management decisions                                                                     enhance returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

-    Currency exchange rate                -    Favorable exchange                       -    Except as noted earlier in this
     movements could reduce                     rate movements could                          prospectus, each fund manages the
     gains or create losses                     generate gains or reduce                      currency exposure of its foreign
                                                losses                                        investments relative to its benchmark
-    Currency risks tend to                                                                   and may hedge a portion of its
     be higher in emerging                                                                    foreign currency exposure into the
     markets                                                                                  U.S. dollar from time to time. (see
                                                                                              also "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------

16  FUND DETAILS






------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                            POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-    Derivatives such as                   -    Hedges that correlate                    -    The funds use derivatives, such
     futures, options, swaps,                   well with underlying                          as futures, options, swaps, and
     and forward foreign                        positions can reduce or                       forward foreign currency contracts,
     currency contracts1 that                   eliminate losses at low                       for hedging and for risk management
     are used for hedging the                   cost                                          (i.e., to establish or adjust
     portfolio or specific                                                                    exposure to particular securities,
     securities may not fully              -    A fund could make                             markets or currencies); risk
     offset the underlying                      money and protect against                     management may include management of
     positions and this could                   losses if the investment                      a fund's exposure relative to its
     result in losses to the                    analysis proves correct                       benchmark
     fund that would not have
     otherwise occurred                    -    Derivatives that                         -    The funds only establish hedges
                                                involve leverage could                        that they expect will be highly
-    Derivatives used for                       generate substantial gains                    correlated with underlying positions
     risk management may not                    at low cost
     have the intended effects                                                           -    While the funds may use
     and may result in losses or                                                              derivatives that incidentally involve
     missed opportunities                                                                     leverage, they do not use them for
                                                                                              the specific purposes of leveraging
-    The counterparty to a                                                                    their portfolios
     derivatives contract could
     default

-    Derivatives that
     involve leverage could
     magnify losses

-    Certain types of
     derivatives involve costs
     to a fund which can reduce
     returns
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-    A fund could have                     -    These holdings may                       -    No fund may invest more than 15%
     difficulty valuing these                   offer more attractive                         of net assets in illiquid holdings
     holdings precisely                         yields or potential growth
                                                than comparable widely                   -    To maintain adequate liquidity,
-    A fund could be unable                     traded securities                             each fund may hold investment-grade
     to sell these holdings at                                                                short-term securities (including
     the time or price it desired                                                             repurchase agreements) and, for
                                                                                              temporary or extraordinary purposes,
                                                                                              may borrow from banks up to 331/3% of
                                                                                              the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-    When a fund buys                      -    A fund can take                          -    Each fund uses segregated
     securities before issue or                 advantage of attractive                       accounts to offset leverage risk
     for delayed delivery, it                   transaction opportunities
     could be exposed to
     leverage risk if it does
     not use segregated accounts
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-    Increased trading                     -    A fund could realize gains               -    Each fund anticipates that its
     could raise a fund's                       in a short period of time                     portfolio turnover rate will not
     brokerage and related costs                                                              exceed 100%
                                           -    A fund could protect
-    Increased short-term                       against losses if a stock                -    The funds generally avoid
     capital gains distributions                is overvalued and its value                   short-term trading, except to take
     could raise shareholders'                  later falls                                   advantage of attractive or unexpected
     income tax liability                                                                     opportunities or to meet demands
                                                                                              generated by shareholder activity
------------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                                FUND DETAILS  17

FOR MORE INFORMATION

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional  Information (SAI) Provides a fuller technical and legal
description  of  a  fund's  policies,  investment  restrictions,   and  business
structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. MORGAN FUNDS
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan International Equity Fund. . . . . 811-07340 and 033-54632
J.P. Morgan European Equity Fund . . . . . . . 811-07340 and 033-54632
J.P. Morgan International Opportunities Fund . 811-07340 and 033-54632 J.P. Morgan Emerging Markets Equity Fund . . . 811-07340 and 033-54632


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JP MORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS

ADVISOR                                      DISTRIBUTOR

J.P. Morgan Investment Management Inc.       Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-521-5411                               1-800-221-7930